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                                EXHIBIT 10.3.1

                       BOSTON COMMUNICATIONS GROUP, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                                AMENDMENT NO. 1

                                AUGUST 30, 1996


     This Amendment is made to the 1996 Employee Stock Purchase Plan (the "Plan"), which was approved by the Board of Directors of Boston Communications Group, Inc. (the "Company") on April 25, 1996, and by its stockholders on April 26, 1996.

     Section 2(b) of the Plan is amended to read as follows:

          "(b) they have been employed by the Company or a Designated Subsidiary for at least 12 months prior to enrolling in the Plan; and"

Except as herein provided, all other terms and conditions of the Plan remain unchanged and in full force and effect.

     This Amendment No. 1 to the Plan was adopted by the Board of Directors of the Company on the 29th day of August, 1996.

                              ATTEST:

                               /s/ Alan J. Bouffard
                              ___________________________
                              Alan J. Bouffard, Clerk